UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 29, 2011

Jones Soda Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	0-28820	52-2336602
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 1st Avenue South, Suite 100, Seattle, Washington		98134
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-624-3357

234 Ninth Avenue N., Seattle, Washington, 98109
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2011, Michael O'Brien, our Chief Financial Officer and Corporate Secretary, delivered written notice of his resignation from Jones Soda Co. (the "Company"), effective September 13, 2011. The Company has initiated a search for Mr. O'Brien's replacement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Soda Co.

August 29, 2011	By:	/s/ William R. Meissner

Name: William R. Meissner
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated August 29, 2011